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                                                                    Exhibit 23.7

                       CONSENT TO BE NAMED AS A TRUSTEE



     I, John S. Moody, hereby consent to be nominated as a trustee of ProLogis Trust and to be named as such in Registration Statement on Form S-4 (File No. 333-69001) of ProLogis Trust filed with the Securities and Exchange Commission.




Dated: February 24, 1999                            /s/ John S. Moody
                                                    ------------------------
                                                    John S. Moody